PACE® Select Advisors Trust

October 10, 2017

Supplement to the prospectuses relating to Class A, Class C and Class Y shares and to Class P shares, dated November 28, 2016, as supplemented.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the share class conversion feature of the series of PACE Select Advisors Trust listed above (each, a "Fund," and collectively, the "Funds"). Class A or Class C shares of a Fund held by a shareholder through a financial intermediary may be converted into Class P shares of the same Fund at the net asset value per share (the "Conversion"). Class A and Class C shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the Fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in Class P shares. Financial intermediaries may only convert the shareholder's Class A or Class C shares into Class P shares if the Class A or Class C shares are no longer subject to a contingent deferred sales charge ("CDSC") or the financial intermediary has agreed to reimburse UBS Asset Management (US) Inc. a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about conversions of shares within your account.

Investors that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments). Additionally, investors no longer participating in a fee based advisory program may be required by the financial intermediary to convert Class P shares to Class A shares of the same Fund.

ZS-923

The Class A front-end sales charge will be waived for any such investors converting their Class P shares of a Fund to Class A shares of the same Fund.

Shareholders converting from Class A and Class C shares into Class P shares of a Fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means that former Class A and Class C shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.